Registration No.
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     --------------------------------------

                             INFINIUM SOFTWARE, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Massachusetts                              04-2734036
            -------------                              ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

               25 Communications Way, Hyannis, Massachusetts 02601
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                        1984 INCENTIVE STOCK OPTION PLAN
                             1989 STOCK OPTION PLAN
                                 1995 STOCK PLAN
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             ------------------------------------------------------
                            (Full Title of the plans)

                                  Kirk Isaacson
                                    President
                             Infinium Software, Inc.
                              25 Communications Way
                          Hyannis, Massachusetts 02601
                                 (508) 778-2000
          ------------------------------------------------------------
            (Name, Address and Telephone Number of Agent for Service)

                                    Copy to:
                               Robert B. Loper, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 756-2000

                          DEREGISTRATION OF SECURITIES

     Through the filing of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8, filed on June 7, 1996 (the "Registration Statement"), Infinium Software, Inc. hereby deregisters any and all securities that were previously registered pursuant to the Registration Statement that have not been sold or otherwise issued as of the date hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 23 day of December, 2002.

                                       INFINIUM SOFTWARE, INC.


                                       By:  /s/Kirk Isaacson
                                            -------------------------
                                            Kirk Isaacson
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated, on this 23 day of December, 2002.


Name, Signature and Title
-------------------------


/s/Kirk Isaacson
-------------------------
Kirk Isaacson
President and Sole Director
(principal executive officer)


/s/John R. Walles
-------------------------
John R. Walles
Executive Vice President,
Treasurer
(principal financial and accounting
 officer)